                                                           Sixth Amendment
                                                        Dated as of April 15, 2004
                                                                           to
                                                       Amended and Restated
                                                 Receivables Sale Agreement
                                                       Dated as of January 18, 2002

       This Sixth Amendment (the "Amendment"), dated as of April 15, 2004, is entered into among Crompton & Knowles Receivables Corporation (the "Seller"), Crompton Corporation (as
successor by merger with Crompton & Knowles Corporation) (the "Initial Collection Agent"),
Amsterdam Funding Corporation, a Delaware corporation ("Amsterdam"), ABN AMRO Bank
N.V., as Amsterdam's program letter of credit provider (the "Enhancer"), the Liquidity Provider listed on the signature page hereof (the "Liquidity Provider") and ABN AMRO Bank N.V., as agent for Amsterdam, the Enhancer and the Liquidity Provider (the "Agent").

       Reference is hereby made to that certain Amended and Restated Receivables Sale
Agreement, dated as of January 18, 2002 (as amended, supplemented or otherwise modified through the date hereof, the "Sale Agreement"), among the Seller, the Initial Collection Agent,
Amsterdam, the Enhancer, the Liquidity Provider and the Agent. Terms used herein and not otherwise defined herein which are defined in the Sale Agreement or the other Transaction
Documents (as defined in the Sale Agreement) shall have the same meaning herein as defined therein.

       For good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

       Section 1. Upon execution by the parties hereto in the space provided for that purpose below, the Sale Agreement shall be, and it hereby is, amended as follows:

        (a)      The defined term "Aggregate Commitment" appearing in Schedule I of the
Sale Agreement is hereby amended in its entirety to read as follows

"Aggregate Commitment" means $117,300,000, as such
amount may be reduced pursuant to Section 1.6.

        (b)      Clause (vi) of the defined term "Eligible Receivables" appearing in
Schedule I of the Sale Agreement is hereby amended by deleting the following parenthetical:

"(other than, prior to the occurrence of the Receivable
Setoff Downgrade Event, a Receivable Setoff)"

        (c)      The date "April 15, 2004" appearing in clause (d) of the defined term
"Liquidity Termination Date" appearing in Schedule I of the Sale Agreement is deleted and replaced with the date "April 14, 2005".

        (d)      The defined term "Purchase Limit" appearing in Schedule I of the Sale
Agreement is hereby amended in its entirety to read as follows:

"Purchase Limit" means $115,000,000.

        (e) The date "April 15, 2004" appearing in clause (ii) of the defined term
"Termination Date" appearing in Schedule I of the Sale Agreement is deleted and replaced with the date "April 14, 2005".

        (f)      Exhibit G of the Sale Agreement is hereby amended in its entirety to reflect the addition of account 910-252-8917 (the "New Account") and as so amended shall read as set forth on Exhibit G attached hereto.

        (g)      The following new Section 5.1(n) is hereby added to the Sale Agreement as follows:

            (n)       Notwithstanding the provisions in Section 5.1(i) of
the Receivables Sale Agreement, Obligors originated by Crompton
Corporation that are currently sending Collections into accounts not listed on Exhibit G may continue to send Collections to such accounts through and including July 14, 2004. On or before
July 14, 2004, the Collection Agent shall have established the New
Account into which such Collections shall be deposited. At all times on and after July 14, 2004, such New Account shall be
subject to a deposit account control agreement substantially in the form of Exhibit A hereto. For purposes of this Agreement, such deposit account control agreement shall be known as a "Lock-box
Agreement", such New Account shall be known as a "Lock-box
Account" and the financial institution at which such New Account is maintained shall be known as a "Lock-box Bank". In addition, on or after July 15, 2004, the Collection Agent shall take all actions requested by the Agent to verify that all such Collections are being deposited into the New Account listed on Exhibit G.

               Section 2.       The Sale Agreement, as amended and supplemented hereby or as contemplated herein, and all rights and powers created thereby and thereunder or under the other
Transaction Documents and all other documents executed in connection therewith, are in all respects ratified and confirmed. From and after the date hereof, the Sale Agreement shall be amended and supplemented as herein provided, and, except as so amended and supplemented, the Sale Agreement, each of the other Transaction Documents and all other documents executed in connection therewith shall remain in full force and effect. By executing this Amendment,
Crompton Corporation confirms that it is the "Guarantor" under the Limited Guaranty and that the Limited Guaranty and Crompton Corporation's obligations thereunder remain in full force and effect.

             Section 3.      This Amendment shall become effective only once (i) the Agent has received executed counterparts of this Amendment and (ii) a renewal fee in the amount of
$57,500.

            Section 4.       This Amendment may be executed in two or more counterparts, each of which shall constitute an original but both or all of which, when taken together, shall constitute but one instrument.

            Section 5.       This Amendment shall be governed and construed in accordance with the internal laws of the State of New York.

In Witness Whereof, the parties have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.

ABN AMRO Bank N.V., as the Agent, as the
Liquidity Provider and as the Enhancer

By:

Title:

By:

Title:

Amsterdam Funding Corporation

By:

Title:

Crompton & Knowles Receivables
Corporation

By:

Title:

Crompton Corporation (as successor by
merger with Crompton & Knowles
Corporation)

By:

Title:

If you agree to and accept the foregoing, please so indicate by executing and returning to us the enclosed duplicate of this letter.

Very truly yours,

Crompton Corporation

By:

Name:

Title:

Crompton & Knowles Receivables
Corporation

By:

Name:

Title:

Address:

Accepted and Agreed
as of date set forth above:

ABN AMRO Bank N.V.

By:

Name:

Title:

By:

Name:

Title:

Acknowledged and Agreed
as of date set forth above:

JPMorgan Chase Bank

By:

Name:

Title: